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                                              ----------------------------

                                                                   [LOGO]
                                               EquiTrust Money
                                               Market Fund, Inc.

                                               ANNUAL REPORT
                                               JULY 31, 2000

                                                INVESTMENT MANAGER AND
                                                PRINCIPAL UNDERWRITER

                                                EQUITRUST INVESTMENT
                                                MANAGEMENT SERVICES, INC.

                                                5400 UNIVERSITY AVENUE
                                                WEST DES MOINES, IA 50266

                                                1-800-247-4170 (OUTSIDE IOWA)
                                                1-800-422-3175 (IN IOWA)
                                                      225-5586 (DES MOINES)

                                                 This report is not to be
                                                 distributed unless preceded or
                                                 accompanied by a prospectus.

                                              737-128(00)

PRESIDENT'S LETTER

Dear Shareholder:

    Money market funds provided a refuge from the turbulence of the stock and bond markets over the past year, as the Fed Funds rate rose 1.50%, closing out at 6.50%. Due to rising interest rates, the EquiTrust Money Market Fund, Inc. reported greater income from its investments and a total return of 4.51% for the 12-month period ended July 31, 2000, while the S&P 500 turned in a performance of 8.97%.

    Rising short term interest rates, while good for money market fund investors, were bad for bond investors because higher interest rates erode the prices paid for bonds. The Lehman Brothers Aggregate Index earned 5.97% during the past year despite experiencing a great deal of volatility. Stock prices were more volatile than bond prices as the tech-heavy NASDAQ Composite Index dropped -27.4% from March to May after turning in a stellar performance during 1999.

    It's difficult to say whether the Fed has determined if it is done raising interest rates. The United States economy is in the 10th year of its long running expansion and with the current low unemployment rate of 4.0%, the concern is that inflation is right around the corner. By raising interest rates in small steps, the FOMC gradually cooled the economy and possibly engineered a soft landing going into the elections. While we cannot predict interest rates, we can predict that our fund will reflect the current short-term interest rate environment.

    It is reassuring to know that in a volatile capital market environment, a money market fund can provide for the preservation of capital, stability and liquidity necessary for short-term financial needs. Additionally, as interest rates have risen, a money market fund has been an excellent place to capture the increasing yields with minimal risks.
                                          /s/ Edward M. Wiederstein

                                           EDWARD M. WIEDERSTEIN
                                           PRESIDENT

August 30, 2000

EQUITRUST MONEY MARKET FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 2000

 ASSETS
 Investments in securities, at value (equivalent to
  amortized cost).......................................    $ 30,188,941
 Cash...................................................         136,019
 Accrued interest receivable............................          18,643
 Prepaid expenses and other assets......................           1,604
                                                            ------------
 Total Assets...........................................    $ 30,345,207
                                                            ============
 LIABILITIES AND NET ASSETS
 Liabilities:
   Accounts payable to EquiTrust Investment Management
    Services, Inc.......................................    $     16,031
   Accrued expenses.....................................          20,196
                                                            ------------
 Total Liabilities......................................          36,227

 Net assets applicable to 30,308,980 shares of capital
  stock outstanding.....................................      30,308,980
                                                            ------------

 Total Liabilities and Net Assets.......................    $ 30,345,207
                                                            ============

 NET ASSET VALUE PER SHARE..............................    $       1.00
                                                            ============

SEE ACCOMPANYING NOTES.

EQUITRUST MONEY MARKET FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 2000

 INVESTMENT INCOME
 Interest...............................................    $  1,792,051

 EXPENSES
 Paid to EquiTrust Investment Management
  Services, Inc.:
  Investment advisory and management fees...............          77,427
  Shareholder service, transfer and dividend disbursing
   agent fees...........................................         120,293
  Accounting fees.......................................          15,485
 Custodian fees.........................................         117,497
 Professional fees......................................          39,235
 Directors' fees and expenses...........................          10,705
 Reports to shareholders................................          39,719
 Registration fees......................................          11,859
 Miscellaneous..........................................           3,885
                                                            ------------
 Total Expenses.........................................         436,105
 Fees paid indirectly...................................         (12,008)
                                                            ------------
 Net Expenses...........................................         424,097
                                                            ------------
 Net Increase in Net Assets Resulting from Operations...    $  1,367,954
                                                            ============

SEE ACCOMPANYING NOTES.

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EQUITRUST MONEY MARKET FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                            YEAR ENDED JULY 31,
                                          ------------------------
                                             2000         1999
                                          -----------  -----------
OPERATIONS
Net investment income...................  $ 1,367,954  $ 1,143,628
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income...................   (1,367,954)  (1,143,628)
                                          -----------  -----------
                                              -0-          -0-
CAPITAL SHARE TRANSACTIONS..............   (1,065,346)   5,010,741
                                          -----------  -----------
Total Increase (Decrease) in Net
 Assets.................................   (1,065,346)   5,010,741
NET ASSETS
Beginning of year.......................   31,374,326   26,363,585
                                          -----------  -----------
End of year.............................  $30,308,980  $31,374,326
                                          ===========  ===========

SEE ACCOMPANYING NOTES.

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EQUITRUST MONEY MARKET FUND, INC.
SCHEDULE OF INVESTMENTS
JULY 31, 2000

                                     ANNUALIZED
                                      YIELD ON
                                      PURCHASE    PRINCIPAL
                                        DATE       AMOUNT        VALUE
                                     ----------  -----------  ------------
COMMERCIAL PAPER (21.44%)
------------------------------
  NONDEPOSITORY INSTITUTIONS
  American General Finance Co.,
   6.55%, due 8/02/00..............      6.552%  $1,390,000   $ 1,390,000
  Ford Motor Credit Corp., 6.48%,
   due 8/15/00.....................      6.483    1,505,000     1,505,000
  General Electric Capital Corp.,
   6.50%, due 8/16/00..............      6.497    1,350,000     1,350,000
  IBM Credit Corp., 6.41%, due
   8/07/00.........................      6.413      375,000       375,000
  Texaco, Inc., 6.49%, due
   8/03/00.........................      6.493      500,000       500,000
  Wells Fargo Financial, 6.54%, due
   8/04/00.........................      6.540      200,000       200,000
  Wells Fargo Financial, 6.50%, due
   8/10/00.........................      6.496    1,180,000     1,180,000
                                                              -----------
Total Commercial Paper.............                             6,500,000
UNITED STATES GOVERNMENT AGENCIES (78.16%)
-----------------------------------------------
  Federal Home Loan Bank, due
   8/04/00.........................      6.433      980,000       979,482
  Federal Home Loan Bank, due
   8/07/00.........................      6.451      860,000       859,089
  Federal Home Loan Bank, due
   8/11/00.........................      6.458    2,415,000     2,410,735
  Federal Home Loan Bank, due
   8/24/00.........................      6.462    2,400,000     2,390,266
  Federal Home Loan Bank, due
   8/25/00.........................      6.497    1,035,000     1,030,597
  Federal Home Loan Bank, due
   8/09/00.........................      6.452    2,235,000     2,231,844
  Federal Home Loan Mortgage Corp.,
   due 8/01/00.....................      6.454    1,520,000     1,520,000
  Federal Home Loan Mortgage Corp.,
   due 8/08/00.....................      6.480    1,500,000     1,498,138
  Federal Home Loan Mortgage Corp.,
   due 8/18/00.....................      6.480    1,905,000     1,899,267
  Federal Home Loan Mortgage Corp.,
   due 8/22/00.....................      6.487    2,720,000     2,709,886
  Federal Home Loan Mortgage Corp.,
   due 8/29/00.....................      6.470    1,550,000     1,542,345
  Federal National Mortgage Assoc.,
   due 8/03/00.....................      6.530      325,000       324,884
  Federal National Mortgage Assoc.,
   due 8/14/00.....................      6.496    1,500,000     1,496,537
  Federal National Mortgage Assoc.,
   due 8/17/00.....................      6.491    1,700,000     1,695,177
  Federal National Mortgage Assoc.,
   due 8/23/00.....................      6.491    1,105,000     1,100,694
                                                              -----------
Total United States Government
 Agencies..........................                            23,688,941
                                                              -----------
Total Investments (99.60%).........                            30,188,941
OTHER ASSETS LESS LIABILITIES (0.40%)
-----------------------------------------
  Cash, receivables and prepaid
   expenses, less liabilities......                               120,039
                                                              -----------
Total Net Assets (100.00%).........                           $30,308,980
                                                              ===========

SEE ACCOMPANYING NOTES.

EQUITRUST MONEY MARKET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
JULY 31, 2000

1.  SIGNIFICANT ACCOUNTING POLICIES

    EquiTrust Money Market Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company and operates in the mutual fund industry.

    The Fund values investments at amortized cost, which approximates market. Under the amortized cost method, a security is valued at its cost on the date of purchase and thereafter is adjusted to reflect a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the investment to the Fund.

    The Fund records investment transactions generally on the trade date. Net realized gains and losses on sales of investments, if any, are determined on the basis of identified cost. Interest income is recognized on an accrual basis.

    All of the Fund's net investment income and any realized gains and losses on portfolio investments are declared as dividends daily to shareholders of record as of the preceding business day.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  FEDERAL INCOME TAXES

    No provision for federal income taxes is considered necessary because the Fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders. The cost of investments is the same for both federal income tax and financial reporting purposes.

3.  MANAGEMENT CONTRACT AND TRANSACTIONS WITH AFFILIATES

    The Fund has entered into agreements with EquiTrust Investment Management Services, Inc. ("EquiTrust Investment") relating to the management of the Fund and the investment of its assets. Pursuant to these agreements, fees paid to EquiTrust Investment are as follows: (1) investment advisory and management fees, which are based on the Fund's daily net assets, currently at an annual rate of 0.25%; (2) shareholder service, transfer and dividend disbursing agent fees, which are based on direct services provided and expenses incurred by the investment adviser, plus an annual per account charge of $9.00; and
(3) accounting fees, which are based on the Fund's daily net assets at an annual rate of 0.05%, with a maximum annual expense of $30,000.

    EquiTrust Investment has agreed to reimburse the Fund annually for its total expenses, excluding brokerage, interest, taxes and extraordinary expenses, in excess of 1.50% of the Fund's average daily

EQUITRUST MONEY MARKET FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. MANAGEMENT CONTRACT AND TRANSACTIONS WITH AFFILIATES (CONTINUED) net assets. The amount reimbursed, however, shall not exceed the amount of the investment advisory and management fees paid by the Fund for such period.

    Certain officers and directors of the Fund are also officers of FBL Financial Group, Inc., the indirect parent of EquiTrust Investment, and other affiliated entities. At July 31, 2000, FBL Financial Group, Inc. and its affiliated companies owned 2,379,803 shares in the Fund.

4.  EXPENSE OFFSET ARRANGEMENTS

    The Fund and other mutual funds managed by EquiTrust Investment have an agreement with the custodian bank to indirectly pay a portion of the custodian's fees through credits earned by the Funds' cash on deposit with the bank. Such deposit agreement is an alternative to overnight investments.

5.  CAPITAL SHARE TRANSACTIONS

    Net assets as of July 31, 2000 consisted of:

 Capital Stock (500,000,000 shares of $.001 par value
   Capital Stock authorized)............................    $     30,309
 Additional paid-in capital.............................      30,278,671
                                                            ------------
 Net Assets.............................................    $ 30,308,980
                                                            ============

    Transactions in Capital Stock were as follows:

                                                YEAR ENDED JULY 31,
                                ----------------------------------------------------
                                          2000                       1999
                                -------------------------  -------------------------
                                  SHARES        AMOUNT       SHARES        AMOUNT
                                -----------  ------------  -----------  ------------
Shares sold...................   92,355,650  $ 92,355,650   87,713,062  $ 87,713,062
Shares issued in reinvestment
 of dividends and
 distributions................    1,237,946     1,237,946    1,041,980     1,041,980
Shares redeemed...............  (94,658,942)  (94,658,942) (83,744,301)  (83,744,301)
                                -----------  ------------  -----------  ------------
Net Increase (Decrease).......   (1,065,346) $ (1,065,346)   5,010,741  $  5,010,741
                                ===========  ============  ===========  ============

EQUITRUST MONEY MARKET FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.  DIVIDENDS TO SHAREHOLDERS

    Dividends from net investment income are declared daily and are payable on the last business day of the month. Dividends for the year ended July 31, 2000 were paid as follows:

PAYABLE DATE
------------
August 31, 1999...................................    $      .0035
September 30, 1999................................           .0034
October 29, 1999..................................           .0033
November 30, 1999.................................           .0036
December 30, 1999.................................           .0037
January 31, 2000..................................           .0038
February 29, 2000.................................           .0035
March 31, 2000....................................           .0038
April 28, 2000....................................           .0035
May 31, 2000......................................           .0042
June 30, 2000.....................................           .0040
July 31, 2000.....................................           .0039
                                                      ------------
Total Dividends Per Share.........................    $      .0442
                                                      ============

EQUITRUST MONEY MARKET FUND, INC.
FINANCIAL HIGHLIGHTS

                                       YEAR ENDED JULY 31,
                           -------------------------------------------
                            2000     1999     1998     1997     1996
                           -------  -------  -------  -------  -------
Net asset value,
 beginning of year.......  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
  Income From Investment
   Operations
    Net investment
     income..............    0.044    0.039    0.043    0.040    0.040
                           -------  -------  -------  -------  -------
  Total from investment
   operations............    0.044    0.039    0.043    0.040    0.040
                           -------  -------  -------  -------  -------
  Less Distributions
    Dividends (from net
     investment
     income).............   (0.044)  (0.039)  (0.043)  (0.040)  (0.040)
                           -------  -------  -------  -------  -------
  Total distributions....   (0.044)  (0.039)  (0.043)  (0.040)  (0.040)
                           -------  -------  -------  -------  -------
Net asset value, end of
 year....................  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
                           =======  =======  =======  =======  =======
Total Return:
  Total investment return
   based on net asset
   value (1).............     4.51%    3.91%    4.44%    3.99%    4.05%

Ratios/Supplemental Data:
  Net assets, end of
   period ($000's
   omitted)..............  $30,309  $31,374  $26,364  $23,054  $24,574
  Ratio of total expenses
   to average net
   assets................     1.41%    1.30%    1.27%    1.55%    1.72%
  Ratio of net expenses
   to average net
   assets................     1.37%    1.23%    1.27%    1.51%    1.50%
  Ratio of net investment
   income to average net
   assets................     4.42%    3.83%    4.40%    3.90%    3.92%

Information assuming no
 voluntary reimbursement
 by EquiTrust Investment
 of excess operating
 expenses (see NOTE 3):
  Per share net
   investment income.....                             $ 0.040  $ 0.038
  Ratio of expenses to
   average net assets....                                1.55%    1.72%
  Amount reimbursed......                             $10,590  $51,886

--------------------------
Note: Per share amounts have been calculated on the basis of monthly per share amounts (using average monthly outstanding shares) accumulated for the period.

(1) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

SEE ACCOMPANYING NOTES.

REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders
EquiTrust Money Market Fund, Inc.

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of EquiTrust Money Market Fund, Inc. as of July 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EquiTrust Money Market Fund, Inc. at July 31, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                          /s/ Ernst & Young LLP

Des Moines, Iowa
August 31, 2000